SUPPLEMENT DATED OCTOBER 16, 2009 TO THE
                         PROSPECTUS DATED JUNE 30, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 592

               CLOSED-END PREFERRED & INCOME PORTFOLIO, SERIES 12
              CLOSED-END SENIOR LOAN & INCOME PORTFOLIO, SERIES 11

                               FILE NO. 333-159156

   Notwithstanding anything to the contrary in the Prospectus, the following paragraph shall be added as the second paragraph under the "General Information" section:

   On July 17, 2009, Claymore Group Inc., the parent of the sponsor, entered into an Agreement and Plan of Merger with Claymore Holdings, LLC and GuggClay Acquisition, Inc. (the latter two entities are wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC). On October 14, 2009, the merger closed. Pursuant to the merger, GuggClay Acquisition, Inc. merged into Claymore Group Inc., with Claymore Group Inc. surviving. Further, as a result of the merger, Claymore Holdings, LLC owns 100% of the common shares of Claymore Group Inc.

                        Please keep for future reference.